UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) The Board of Directors (the “Board”) of Goodrich Petroleum Corporation (the “Company”) appointed Walter G. “Gil” Goodrich to the position of Chairman of the Board at the Company’s 2015 Annual Meeting of Stockholders held on May 29, 2015 (the “Annual Meeting”).

(e) Third Amendment to the Company’s amended 2006 Long-Term Incentive Plan

As described in Item 5.07 below, on May 29, 2015 at the Annual Meeting, the Company’s stockholders approved the Third Amendment (the “Third Amendment”) to the Company’s amended 2006 Long-Term Incentive Plan (the “2006 Plan”) in order to, among other items, increase the number of shares reserved for issuance under the plan by 775,000 shares and maintain the plan’s compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the Third Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2015 (the “Proxy Statement”). That summary and the above description of the Third Amendment do not purport to be complete and are qualified in their entirety by reference to the 2006 Plan, as amended by the Third Amendment, which is incorporated herein by reference as Exhibit 10.1 from Annex A to the Proxy Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2015, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock to 150,000,000 (the “Certificate of Amendment”). The Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class II directors to serve on the Company’s Board for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders, (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, (3) approve on an advisory basis, the compensation of certain of the Company’s executive officers set forth in the Proxy Statement (“Named Executive Officers”), (4) approve the Third Amendment to the Company’s 2006 Plan, and (5) approve the Certificate of Amendment. Each of these items is more fully described in the Proxy Statement.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class II Directors: The election of each Class II director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Patrick E. Malloy (1)	12,997,928.1	10,054,077	23,607,340
Walter G. Goodrich	22,576,740.1	475,265	23,607,340
Michael E. Perdue	22,596,077.1	455,928	23,607,340

Proposal No. 2 — Ratification of the Selection of Ernst & Young LLP: The ratification of the selection of Ernst & Young LLP was approved as follows:

For	Against	Abstain	Broker Non-Votes
46,204,450.1	331,194	123,701	0

Proposal No. 3 — Approval of Named Executive Officer Compensation: The compensation of the Company’s Named Executive Officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
20,509,040.1	2,203,676	339,289	23,607,340

Proposal No. 4 — Approval of the Third Amendment to the Company’s 2006 Plan: The Third Amendment to the Company’s 2006 Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
22,432,587.1	474,168	145,250	23,607,340

Proposal No. 5 — Approval of the Certificate of Amendment: The Certificate of Amendment was approved as follows:

For	Against	Abstain	Broker Non-Votes
41,128,235.1	3,938,844	256,613	1,335,653

(1)	Mr. Malloy retired from his position on the Board on May 11, 2015.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 29, 2015.

10.1	Goodrich Petroleum Corporation 2006 Long-Term Incentive Plan, as amended by the Third Amendment thereto (Incorporated by reference to Annex A to the Company’s Proxy Statement (File No. 001-12719) filed May 4, 2015).

99.1	Press Release issued June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: June 4, 2015	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Goodrich Petroleum Corporation, dated May 29, 2015.

10.1	Goodrich Petroleum Corporation 2006 Long-Term Incentive Plan, as amended by the Third Amendment thereto (Incorporated by reference to Annex A to the Company’s Proxy Statement (File No. 001-12719) filed May 4, 2015).

99.1	Press Release issued June 3, 2015.